EXHIBIT 10.19

PANATTONI
CONSTRUCTION, INC.

4601 DTC BLVD.,

SUITE 650

DENVER, CO

80237

PH 303/623-0865

FX 303/623-0890

www.panconinc.com

CO LIC. #233155

DENVER, CO

EDISON, NJ

INDIANAPOLIS, IN

LAS VEGAS, NV

LOS ANGELES, CA

MEMPHIS, TN

NAPA, CA

NASHVILLE, TN

ORLANDO, FL

PORTLAND, OR

RENO, NV

ROSEMONT, IL

SACRAMENTO, CA

SEATTLE, WA

ST. LOUIS, MO

AFFILIATED COMPANIES

July 6, 2007

Tennessee Valley Agri-Energy, LLC
Attn: Mr. Bartt McCormack
540 Little Dry Creek Road
Pulaski, Tennessee  38478

Subject: Amendment 1 to Preliminary Engineering Services and Exclusivity Agreement

Dear Bartt,

Per Article 14 – Notices of the Preliminary Engineering Services and Exclusivity Agreement (hereinafter “Agreement”), this letter is being written to advise you of an Amendment to this Agreement between Tennessee Valley Agri-Energy (hereinafter “TVAE”), and Panattoni Construction, Inc. (hereinafter “Panattoni”).

In accordance with Section 1.8 of the Agreement, this Amendment is being written to remove the subcontracting services of DTPSG as the engineering services provider.  These services will further be conducted directly with Ford, Bacon & Davis (hereinafter “FB&D”), having an office at 481 Garlington Rd. Ste. H, Greenville SC 29615, effective from the date above.

The below listed parties through their respective authorized representatives have executed this Amendment the day and year hereinbelow written.

PANATTONI	PANATTONI CONSTRUCTION, INC.
CONSTRUCTION, L.P.

DALLAS, TX	By:	/S/ Skip Bailey
HOUSTON, TX	Printed Name: Skip Bailey
Title: Executive Director
PANATTONI	Date:
CONSTRUCTION, LLC
ATLANTA, GA	TENNESSEE VALLEY AGRI-ENERGY LLC.

	By:	/S/ Bartt R. McCormack
Printed Name: Mr. Bartt McCormack
Title: Chairman
Date: